UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2018

FUSION CONNECT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32421	58-2342021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718 New York, NY	10170
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 201-2400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01
Changes in Registrant’s Certifying Accountant.

As previously disclosed, on May 4, 2018, Fusion Connect, Inc., a Delaware corporation (the “Company”) completed the acquisition of Birch Communications Holdings, Inc., a Georgia corporation (“Birch”). For accounting purposes, the acquisition of Birch is treated as a reverse acquisition and, as such, the historical financial statements of the accounting acquirer, Birch, will become the historical financial statements of the Company. The financial statements of Birch as of and for the years ended December 31, 2017 and 2016 were audited by McNair, McLemore, Middlebrooks & Co., LLC (“McNair”).

On June 12, 2018, the Audit Committee of the Company’s board of directors made a determination that the Company’s independent registered public accounting firm prior to acquisition of Birch, EisnerAmper LLP (“EisnerAmper”), will be the independent registered public accounting firm for the Company, after giving effect to the acquisition of Birch, for fiscal year ended December 31, 2018. Accordingly, McNair, the independent public accounting firm of Birch, as the accounting acquirer, was dismissed, and will not be the Company’s independent registered public accounting firm.

In connection with the audits by McNair of Birch’s consolidated financial statements for the fiscal years ended December 31, 2017 and 2016 and the subsequent period through the date of filing of this Current Report on Form 8-K, there were: (i) no disagreements with McNair on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to McNair’s satisfaction, would have caused McNair to make reference in connection with their opinion to the subject matter of the disagreement(s); and (ii) no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Further, the audit reports of McNair relating to the Birch’s consolidated financial statements as of and for the years ending December 31, 2017 and 2016 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided Birch with a copy of this Current Report on Form 8-K prior to filing it with the Securities and Exchange Commission (the “SEC”) and has requested and received from McNair a letter addressed to the SEC stating whether McNair agrees with the statements made herein. A copy of that letter, dated June 14, 2018, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2017 and 2016 and the subsequent interim period through June 12, 2018, neither Birch nor anyone acting on Birch’s behalf consulted with EisnerAmper with respect to either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Birch’s financial statements, and either a written report was provided to Birch or oral advice was provided that EisnerAmper concluded was an important factor considered by Birch in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01
Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter from McNair, McLemore, Middlebrooks & Co., LLC dated June 14, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

FUSION CONNECT, INC.

By: /s/ James P. Prenetta, Jr.
James P. Prenetta, Jr.
June 14, 2018	EVP and General Counsel

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